UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 2, 2015, the Global Defense & National Security Systems, Inc. (the “Company”) issued a press release announcing that stockholders of record at the close of business on the date when the Company’s proposed business combination with STG Group, Inc. is consummated (the “Record Date”), which is expected to be October 28, 2015, will be entitled to receive 1 share of the Company’s common stock (the “Dividend Shares”) for every 2.25 shares of the Company’s common stock (the “Common Stock”) held by such stockholders as of the Record Date. Global Defense & National Security Holdings LLC (the “Sponsor”), with respect to the shares of Common Stock currently held by the Sponsor and any shares that may be acquired by the Sponsor upon any conversion of the convertible promissory notes currently held by the Sponsor, and the stockholders of STG Group, Inc. (the “STG Stockholders”), have agreed to forfeit any Dividend Shares they would be entitled to in exchange for no consideration. Payment of the Dividend Shares is contingent upon the closing of the Company’s proposed business combination with STG Group, Inc. (“STG”) and will be made as soon as practicable after the closing of the business combination with STG Group, Inc. (the “Business Combination”). A copy of the press release is being provided as Exhibit 99.1 to this Current Report.

In connection with the special meeting of the stockholders to amend the Company’s amended and restated certificate of incorporation to extend the time that the Company has to complete its business combination from October 24, 2015 to November 24, 2015, and the special meeting of the stockholders to approve the business combination with STG (the “Transaction Special Meeting”), the Company’s public stockholders will have the right to redeem their shares of the Company’s common stock for their pro rata share of the aggregate amount then on deposit in the trust account resulting from the Company’s initial public offering (net of taxes payable). As of September 29, 2015, this would have amounted to approximately $10.61 per share. In its preliminary proxy statement on Schedule 14A that the Company filed on September 21, 2015 in connection with the Transaction Special Meeting (the “Proxy Statement”), the Company presented three alternative scenarios which demonstrate the effects of such stockholder redemptions. In light of the Company’s plans to distribute the Dividend Shares immediately after the closing of the Business Combination, the Company has revised the three scenarios, as follows:

•	Assuming Minimum Redemption: In general, shares of the Company’s Common Stock sold in a private placement will also count toward satisfying the Control Requirement (as defined in the Stock Purchase Agreement dated June 8, 2015, by and among the Company, STG, the Sponsor, the STG Stockholders and Simon Lee as Stockholder Representative (the “Business Combination Agreement”)) along with any public shares held by the purchaser(s) in such private placement. This scenario assumes (1) 7.1% of public shares (427,309) are redeemed and (2) we reissue these shares in a private placement of 427,309 shares to one or more investors who also own or acquire at least 4,273,090 public shares. Under the Business Combination Agreement, without the consent of the Stockholder Representative (as defined in the Business Combination Agreement), the size of any such private placement may not exceed the number of public shares subject to redemption.

•	Assuming 67.5% Redemption: This presentation assumes that Company stockholders exercise their redemption rights with respect to 4,067,653 public shares, which is the minimum number of shares redeemable (without a private placement of common stock) to satisfy one of the conditions to STG’s obligation to close, which requires that the transaction qualifies for the tax treatment described in the Business Combination Agreement. The transaction will qualify for this tax treatment if it meets the Control Requirement (as defined in the Business Combination Agreement), which means that the STG Stockholders, the Sponsor and any other person who receives shares of the Company’s common stock in connection with an equity financing completed in connection with the closing, will collectively own at least 80% of the outstanding shares of the Company’s common stock immediately following the closing.

•	Assuming Maximum Redemption: Following approval of the Pre-Business Combination Net Tangible Asset Charter Proposal (as described in the Proxy Statement), the Company’s amended and restated certificate of incorporation will provide that it cannot consummate a Business Combination if, after stockholder redemptions, its net tangible assets will be less than $5,000,001. To meet this requirement, approximately $12.4 million will be required to remain in the Company’s trust account following redemptions by the stockholders. At this level of redemptions, the 8,578,199 new shares of the Company’s common stock to be issued to the STG Stockholders and the maximum 445,161 shares held by the Sponsor to be contributed by the Sponsor to the Company and to be issued to STG in connection with the Business Combination comprise approximately 69.5% of the total shares outstanding and Sponsor holds approximately 17.6% of the total shares outstanding, and the remaining shares are held by the public. This scenario assumes that the Company’s public stockholders will exercise the maximum redemption rights subject to potential redemption so that the Company’s net tangible assets are $5,000,001.

The below chart shows the number of shares of the Company’s common stock that would be held by the public stockholders, STG Stockholders and the Sponsor under each of the three scenarios described above following the distribution of the Dividend Shares and forfeiture of the Dividend Shares by the Sponsor and STG Stockholders:

	Minimum Redemption	Ownership Interest	67.5% Redemption	Ownership Interest	Maximum Redemption	Ownership Interest
Public Stockholders	8,701,229	43.5%	2,825,731	20.0%	1,682,570	13.0%
STG Stockholders	9,023,360	45.1%	9,023,360	63.9%	9,023,360	69.5%
Sponsor	2,279,564	11.4%	2,279,564	16.1%	2,279,564	17.5%
Total shares outstanding	20,004,153		14,128,655		12,985,494

Additional Information About the Transaction and Where to Find It

In connection with the transaction between the Company and STG pursuant to the Stock Purchase Agreement, dated as of June 8, 2015, by and among the Company, STG, the stockholders of STG, and Simon Lee as Stockholders’ Representative, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on September 21, 2015 and will file a definitive proxy statement. The Company also filed a preliminary proxy statement with the SEC on September 29, 2015 for its proposal to amend and restate its amended and restated certificate of incorporation to extend the amount of time it has to complete the business combination from 24 months to 25 months (the “Extension Proposal”). Investors are urged to read these preliminary proxy statements and the definitive proxy statements when they become available (including all amendments and supplements) because they will contain important information. Investors may obtain free copies of these proxy statements, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). The definitive proxy statements in connection with the proposed transaction will be mailed to stockholders of the Company after a record date to be established for voting upon the proposed transaction. These documents may also be obtained for free from the Company’s Investor Relations web site (http://investor.gdef.com/) or by directing a request to the Company at: Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, VA 20190.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 25, 2015. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the transaction by reading the preliminary proxy statement regarding the transaction, which has been filed with the SEC, and the definitive proxy statement regarding the transaction, which will be filed with the SEC.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties, including risks and uncertainties concerning the Company’s proposed Business Combination, STG’s expected financial performance, as well as STG’s strategic and operational plans. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the proposed business combination transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: October 2, 2015	/s/ Frederic Cassis
Frederic Cassis Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 2, 2015.